SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Clean Technology Fund (formerly DWS Climate Change Fund)

The Board of Trustees (the ”Board”) for DWS Clean Technology Fund (formerly DWS Climate Change Fund) (the ”fund”) approved, subject to shareholder approval, a Sub–Advisory Agreement between Deutsche Investment Management Americas Inc. (”DIMA”), the fund’s investment advisor, and its affiliate, Deutsche Alternative Asset Management (Global) Limited (”DAAM Global”) (the ”New Sub–Advisory Agreement”). The New Sub–Advisory Agreement with DAAM Global has been submitted for approval by shareholders at a Special Meeting of Shareholders to be held on October 28, 2011. The New Sub–Advisory Agreement will take effect upon shareholder approval. The Board also approved an Interim Sub–Advisory Agreement with DAAM Global that took effect on September 15, 2011, and has a maximum term of 150 days. The Interim Sub-Advisory Agreement automatically terminates upon the earlier of shareholder approval and the implementation of the New Sub-Advisory Agreement or the maximum term of 150 days. Sub-advisory fees payable under the Interim Sub-Advisory Agreement will be paid by DIMA and will be held in an escrow account until the New Sub-Advisory Agreement is approved by shareholders.

Please Retain This Supplement for Future Reference

October 1, 2011
PROSTKR-120